EXHIBIT 10.2

ADDENDUM TO

AGREEMENT AND CONSENT WITH REPRESENTATIONS

APOLLO MEDIA NETWORK, INC.

AND

SIBANNAC, INC.

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

The state of incorporation of Sibannac, Inc. is amended from Colorado to Nevada.

Date: January 26, 2016

Kirk Kimerer

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer

AGREEMENT AND CONSENT WITH REPRESENTATIONS

Gentlemen:

The Subscriber ("Subscriber") herein, as Owner of 3,100,000 shares of outstanding common stock of Apollo Media Network, Inc. (Apollo) is offering to accept in liquidation of Apollo 3,100,000 shares of the common stock of Sibannac, Inc. ("Company" or "SI"), a Colorado corporation, as contemplated under that certain Asset Acquisition Agreement dated August 19, 2015, by and between SI and Apollo (the "Acquisition Agreement").

Subscriber hereby approves the Acquisition Agreement and the transactions contemplated thereunder, and offers to accept the shares as set forth above, and agrees to become a shareholder of the Company (SI). In order to induce the Company (SI) to accept my offer, I advise you as follows and acknowledge:

1. Corporate Documents. Receipt of copies of Articles, By-Laws, and audited financial statements of the Company and such other documents as I have requested: I hereby acknowledge that I have received the documents (as may be supplemented from time to time) relating to the Company and that I have carefully read the information and that I understand all of the material contained therein.

2. Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the terms and conditions of the business, the financial statements and related information of the Company and the 2014 10K, 1OQ for Dec. 31, 2014 of the Company and the information contained in the corporate documents, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

3. Representations and Warranties. Subscriber represents and warrants to the Company (SI) (and understands that SI is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and acquisition of the shares from the registration requirements of applicable federal and state securities laws) that:

(a) RESTRICTED SECURITIES.

(I) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws.

(II) I understand that if this acquisition agreement is accepted and the Shares are issued to me, I cannot sell or otherwise dispose of the Shares unless the Shares are registered under the Act or applicable state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(III) I understand that the Company (SI) has no obligation now or at any time to register the Shares under the Act or the state securities laws or obtain exemptions therefrom.

(IV) I understand that the Company (SI) will restrict the transfer of the Shares in accordance with the foregoing representations.

(V) There is a limited public market for the common stock of the Company and there is no certainty that a more liquid market will ever develop or be maintained. There can be no assurance that I will be able to sell or dispose of the Shares. Moreover, no assignment, sale, transfer, acquisition or other disposition of the Shares can be made other than in accordance with all applicable securities laws. It is understood that a transferee may at a minimum be required to fulfill the investor suitability requirements established by the Company, or registration may be required.

(b) LEGEND.

I agree that any certificate representing the Shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated or otherwise transferred except upon the issuance of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company, that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws. These shares are not and have not been registered in any jurisdiction."

(c) OWN ACCOUNT.

I am the only party in interest with respect to this acquisition offer, and I am acquiring the Shares for my own account for long-term investment only, and not with an intent to resell, fractionalize, divide, or redistribute all or any part of my interest to any other person, except in liquidation of the company.

(d) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of the United States.

(e) ACCURACY OF INFORMATION.

All information which I have provided to the Company (SI) concerning my knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this acquisition offer by the Company, I will immediately provide the Company with such information.

4. Acquisition Procedure. I understand that this acquisition is subject to each of the following terms and conditions:

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(a) The Company may reject this acquisition for legal reasons, and this acquisition shall become binding upon the Company only when accepted, in writing, by the Company.

(b) This offer may not be withdrawn by me.

(c) The share certificates to be issued and delivered pursuant to this acquisition will be issued in the name of and delivered to me.

5. Suitability. I hereby warrant and represent:

(a) That I can afford a complete loss of the investment and can afford to hold the securities being received hereunder for an indefinite period of time.

(b) That I consider this investment a suitable investment, and

(c) That I am sophisticated and knowledgeable and have had prior experience in financial matters and investments.

6. Acknowledgement of Risks. I have been furnished and have carefully read the information relating to the Company, including this form of Acquisition Agreement. I am aware that:

(a) There are substantial risks incident to the ownership of Shares from the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company.

(b) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment.

(c) The books and records of the Company will be reasonably available for inspection by me and/or my investment advisors, if any, at the Company's place of business.

(d) All assumptions and projections set forth in any documents provided by the Company have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

(e) SI has had unsuccessful operating history. The proposed operations are subject to all of the risks inherent in the establishment of a new business enterprise, including a limited operating history. The unlikelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation and operation of a new business and the competitive environment in which the Company will operate.

7. Receipt of Advice. I acknowledge that I have been advised to consult my own attorney and investment advisor concerning the investment.

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8. Restrictions on Transfer. I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(a) Due to restrictions described below, the lack of any market existing or to exist for these Shares, in the event I should attempt to sell my Shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(b) I must bear the economic risk of investment in the Shares for an indefinite period of time, since the Shares have not been registered under the Securities Act of 1933, as amended, and issuance is made in reliance upon Section 4 of said Act and/or Rule 506 of Regulation D under the Act, as may be applicable. Therefore, the Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated. Further, unless said Shares are registered with the securities commission of the state in which offered and sold, I may not resell, hypothecate, transfer, assign or make other disposition of said Shares except in a transaction exempt or exempted from the registration requirement of the securities act of such state, and that the specific approval of such sales by the securities regulatory body of the state is required in some states.

(c) My right to transfer my Shares will also be restricted by the legend endorsed on the certificates.

9. Access to Information. I represent and warrant to the Company that:

(a) I have carefully reviewed and understand the risks of, and other considerations relating to, the acquisition of the Shares, including the risks of total loss in the event the Company's business is unsuccessful.

(b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities and anything which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations about the Company.

(c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and acquisition of the Shares.

(d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company.

(e) I am acquiring the Shares for my own account, as principal, for investment purposes only and NOT with a view to the resale or distribution of all or any part of such Shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Shares subscribed for unless and until I

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determine, at some future date, that changed circumstances, not in contemplation at the time of this acquisition, makes such disposition advisable;

(f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Shares in the Company.

(g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(h) The information provided by the Company is confidential and non-public and I agree that all such information shall be kept in confidence by it and neither used by it to its personal benefit (other than in connection with its acquisition for the Shares) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except those parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Acquisition Agreement they may have with the Company).

10. Binding Agreement. I hereby adopt, accept, and agree to be bound by all the terms and conditions of the Share Acquisition Agreement by and between SI and Apollo, executed concurrently herewith, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws of the Company. Upon acceptance of this Acquisition Agreement by the Company, I shall become a Shareholder for all purposes.

11.Agreement to Be Bound. The Acquisition Agreement, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

12.Indemnification. I further represent and warrant:

(a) I hereby indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(I) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(II) The disposition of any of the Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(III) Any action, suit or proceeding seeking damages or redress from Company based upon (1) the inaccuracy of said declarations, representations, or warranties; or (2) the disposition of any of the Shares or any part thereof contrary to the foregoing declarations, representations, and warranties.

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13. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, except as to the manner in which the Subscriber elects to take title to the Shares in the Company that shall be construed in accordance with the state of his principal residence.

14. Financial Statement. Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

15. Title: I will hold title to my interest as follows:

{ } Community Property { } Joint Tenants with Right Survivorship { } Tenants in Common { X} Individually { } Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

17. No Assignability. This acquisition is personal to the person/entity whose name and address appear below. I may not assign any of its rights or obligations under this Acquisition Agreement to any other person or entity.

18. Conditions. This Acquisition Agreement shall become binding upon the Company only when accepted, in writing, by the Company.

19. Effective Date. The acquisition for Shares evidenced by this Agreement shall, if accepted by the Company, be effective as soon as all state laws have been complied with to effectuate the transaction, and the conveyances of the assets of Apollo has been consummated.

20. Conveyance. I hereby agree to waive any claim to my shares in Apollo, as shown on the stock records of Apollo in exchange for the liquidation distribution of restricted shares of the common stock of the Company (SI).

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21. Further Acts. I hereby agree to execute any other documents and take any further actions that are reasonably necessary or appropriate in order to implement the transaction contemplated by this Acquisition Agreement.

Subscriber

Dated: August 31, 2015

/s/ Kirk Kimerer

Name: Kirk Kimerer

Address: 1313 E. Osborn Road, Suite 100

Phoenix, Arizona 85014

Social Security Number: (on file)

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